UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2011

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52161
(Commission File Number)

EIN: 264204714
(IRS Employer Identification No.)

8200 Wilshire Blvd, Suite 200 Beverly Hills CA 90211
(Address of principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

On September 9, 2011, Jammin Java Corp. (the "Company") issued a press release indicating that it is cooperating with the Securities and Exchange Commission in connection with its non-public and confidential inquiry to determine if the Company or any other person has participated in an unlawful scheme to artificially inflate the Company’s stock price, and that the Company strongly condemns any such alleged illegal activity.

On September 12, 2011, the Company issued a press release updating and announcing certain new developments with respect to the Company’s business.

A copy of each press release is included as Exhibits 99.1 and 99.2, respectively.

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release - Cooperation with Securities and Exchange Commission Inquiry*
Exhibit 99.2	Press Release - Corporate Update*

* Included herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: September 13, 2011	By:	/s/ Anh Tran
Anh Tran
President